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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
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Date of report (Date of earliest event reported) September 13, 2002 (September 13, 2002)
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                    INTERSTATE NATIONAL DEALER SERVICES, INC.
                ------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          Delaware                      1-12938                 11-3078398
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(State or Other Jurisdiction          (Commission              (IRS Employer
      of Incorporation)              File Number)           Identification No.)



     333 Earle Ovington Boulevard, Mitchel Field, New York         11553
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           (Address of Principal Executive Offices)              (Zip Code)


  Registrant's telephone number, including area code     (516) 228-8600
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

         (c)   Exhibits.

         99.1  Certification of Chester J. Luby, Chairman and Chief
               Executive Officer of Interstate National Dealer Services, Inc. (the "Company") and Zvi D. Sprung, Chief Financial Officer, Treasurer and Secretary of the Company, pursuant to 18 U.S.C.
               Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

ITEM 9.  REGULATION FD DISCLOSURE.

On September 13, 2002, Chester J. Luby, Chairman and Chief Executive Officer of the Company, and Zvi D. Sprung, Chief Financial Officer, Treasurer and Secretary of the Company, each furnished a certification to the Securities and Exchange Commission relating to the Company's Quarterly Report on Form 10-Q for the quarterly period ended July 31, 2002, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. A copy of the certification is attached hereto as Exhibit 99.1.

                    LIMITATION ON INCORPORATION BY REFERENCE

The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to
Item 9 and shall not be deemed to be incorporated by reference into the filings of Interstate National Dealer Services, Inc. under the Securities Act of 1933, as amended.


                                      -2-
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    September 13, 2002


                                    INTERSTATE NATIONAL DEALER SERVICES, INC.


                                    By:/s/ Zvi D. Sprung
                                       ---------------------------------------
                                       Name:  Zvi D. Sprung
                                       Title: Chief Financial Officer, Treasurer
                                                and Secretary


                                      -3-
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                                                                    EXHIBIT 99.1

                                  CERTIFICATION
     PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (SUBSECTIONS
     (A) AND (B) OF SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE

         Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Interstate National Dealer Services, Inc., a Delaware corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

         The Quarterly Report on Form 10-Q for the quarter ended July 31, 2002 (the "Form 10-Q") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: September 13, 2002                /s/ Chester J. Luby
                                         -------------------
                                         Chester J. Luby
                                         Chairman and Chief Executive Officer


Dated: September 13, 2002                /s/ Zvi D. Sprung
                                         -----------------
                                         Zvi D. Sprung
                                         Chief Financial Officer, Treasurer and
                                            Secretary


         The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of the Form 10-Q or as a separate disclosure document.